Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Kevin LeBlanc	Jacqueline Chen Valencia
	Director of Investor Relations	Senior Vice President – Marketing & Communications
	(225) 292-2031	(225) 299-3688
	kevin.leblanc@amedisys.com	jacqueline.chen@amedisys.com

AMEDISYS REPORTS THIRD QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (November 6, 2012)—Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the third quarter ended September 30, 2012.

Three-Month Periods Ended September 30, 2012 and 2011

•	After adding back $574.1 million ($434.6 million, net of income tax) or $15.10 per diluted share for the goodwill and other intangibles impairment charge in 2011, the following would have been our adjusted results:

•	Net service revenue of $375.6 million compared to $370.3 million in 2011, an increase of $5.3 million or 1.4%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $10.0 million compared to $12.3 million in 2011, a decrease of 19.2%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.33 compared to $0.42 per diluted share in 2011, a decrease of 21.4%.

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $24.9 million compared to $29.0 million in 2011, a decrease of 14.0%.

Nine-Month Periods Ended September 30, 2012 and 2011

•	After adding back $574.1 million ($434.6 million, net of income tax) or $15.18 per diluted share for the goodwill and other intangibles impairment charge in 2011, the following would have been our adjusted results:

•	Net service revenue of $1,124.9 million compared to $1,098.0 million in 2011, an increase of $26.9 million or 2.5%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $24.4 million compared to $52.2 million in 2011, a decrease of 53.2%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.81 compared to $1.80 per diluted share in 2011, a decrease of 55.0%.

•	EBITDA of $73.8 million compared to $118.0 million in 2011, a decrease of 37.5%.

William F. Borne, Chief Executive Officer stated, “Overall, we were pleased with bottom line results for the quarter and remain on pace to meet our earnings plans for the year. Job and investment tax credits benefitted quarterly results. Operationally, we displayed our second consecutive quarter of positive year-over-year episodic admissions growth, continued to grow our managed care business and our hospice average census was up considerably. Our focus remains on providing excellent care to our patients, growing our business and achieving greater efficiencies as we navigate reimbursement pressures.”

2012 Guidance

•	Net service revenue is anticipated to be in the range of $1.485 billion to $1.505 billion.

•	Diluted earnings per share is expected to be in the range of $1.00 to $1.06 based on an estimated 30.2 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made, any costs associated with the closing of our new credit agreement or any severance related charges.

We urge caution in considering the current trends and 2012 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please dial (877) 490-9717 (Toll free) or (704) 385-4855 (Toll) a few minutes before 10:00 a.m. ET on Tuesday, November 6, 2012. A replay of the conference call will be available through November 13, 2012. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll). The replay pin number is 43473527.

The call will also be available through our website and for seven days thereafter at the following web address: http://www.amedisys.com/investors.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, changes in or developments with respect to any litigation or investigations relating to the Company, including the SEC investigation and the U.S. Department of Justice Civil Investigative Demand and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA plus the goodwill and other intangibles impairment charge, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. plus the goodwill and other intangibles impairment charge and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share plus the earnings per share effect of the goodwill and other intangibles impairment charge. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$39,106	$48,004
Patient accounts receivable, net of allowance for doubtful accounts of $20,447 and $17,438	163,461	148,061
Prepaid expenses	10,646	11,321
Other current assets	20,635	24,630

Total current assets	233,848	232,016
Property and equipment, net of accumulated depreciation of $105,157, and $94,266	150,947	148,536
Goodwill	367,495	334,695
Intangible assets, net of accumulated amortization of $22,745 and $20,611	51,959	50,067
Deferred tax asset	54,512	68,649
Other assets, net	16,963	24,322

Total assets	$875,724	$858,285

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$21,690	$25,475
Payroll and employee benefits	81,751	82,130
Accrued expenses	64,460	68,493
Current portion of long-term obligations	54,307	33,888
Current portion of deferred income taxes	9,249	11,748

Total current liabilities	231,457	221,734
Long-term obligations, less current portion	67,856	111,551
Other long-term obligations	4,431	4,852

Total liabilities	303,744	338,137

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 32,423,585 and 31,017,363 share issued; and 31,640,832 and 30,328,549 share outstanding	32	30
Additional paid-in capital	446,233	432,390
Treasury stock at cost, 782,753 and 688,814 shares of common stock	(17,034)	(15,770)
Accumulated other comprehensive income	15	13
Retained earnings	125,429	102,205

Total Amedisys, Inc. stockholders’ equity	554,675	518,868
Noncontrolling interests	17,305	1,280

Total equity	571,980	520,148

Total liabilities and equity	$875,724	$858,285

Statement of Operations Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2012	2011	2012	2011
Net service revenue	$375,625	$370,288	$1,124,956	$1,098,026
Cost of service, excluding depreciation and amortization	214,131	202,093	634,903	578,823
General and administrative expenses:
Salaries and benefits	81,627	85,092	255,203	247,175
Non-cash compensation	1,285	3,150	6,065	8,265
Other	48,261	46,711	139,941	136,228
Provision for doubtful accounts	5,677	4,354	16,235	9,734
Depreciation and amortization	9,963	9,659	29,922	28,389
Goodwill and other intangibles impairment charge	—	574,114	—	574,114

Operating expenses	360,944	925,173	1,082,269	1,582,728

Operating income (loss)	14,681	(554,885)	42,687	(484,702)
Other (expense) income:
Interest income	10	18	52	225
Interest expense	(1,982)	(2,187)	(6,058)	(6,693)
Equity in earnings from equity investments	390	325	1,091	1,114
Miscellaneous, net	(14)	(172)	281	(843)

Total other expense, net	(1,596)	(2,016)	(4,634)	(6,197)

Income (loss) before income taxes	13,085	(556,901)	38,053	(490,899)
Income tax (expense) benefit	(3,049)	134,686	(13,411)	108,631

Income (loss) from continuing operations	10,036	(422,215)	24,642	(382,268)
Discontinued operations, net of tax	(41)	(1,482)	(1,218)	(4,394)

Net income (loss)	9,995	(423,697)	23,424	(386,662)
Net income attributable to noncontrolling interests	(73)	(25)	(200)	(116)

Net income (loss) attributable to Amedisys, Inc.	$9,922	$(423,722)$	23,224	$(386,778)

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.33	$(14.68)	$0.82	$(13.38)
Discontinued operations, net of tax	—	(0.05)	(0.04)	(0.15)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.33	$(14.73)	$0.78	$(13.53)

Weighted average shares outstanding	30,055	28,770	29,741	28,587

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.33	$(14.68)	$0.81	$(13.38)
Discontinued operations, net of tax	—	(0.05)	(0.04)	(0.15)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.33	$(14.73)	$0.77	$(13.53)

Weighted average shares outstanding	30,423	28,770	30,068	28,587

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$9,963	$(422,240)	$24,442	$(382,384)
Discontinued operations, net of tax	(41)	(1,482)	(1,218)	(4,394)

Net income (loss)	$9,922	$(423,722)	$23,224	$(386,778)

Cash Flow Information

	For the Three-Month Periods ended September 30,		For the Nine-Month Periods ended September 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$21,882	$27,780	$56,904	$104,293
Net cash used in investing activities	(12,318)	(17,128)	(40,249)	(168,663)
Net cash used in financing activities	(7,616)	(9,322)	(25,553)	(26,463)

Net increase (decrease) in cash and cash equivalents	1,948	1,330	(8,898)	(90,833)
Cash and cash equivalents at beginning of period	37,158	28,132	48,004	120,295

Cash and cash equivalents at end of period	$39,106	$29,462	$39,106	$29,462

Supplemental Information—Home Health

	For the Three-Month Periods Ended September 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Episodic-based revenue	$270.0	$1.3	$271.3	$282.7	$4.4	$287.1
Non-episodic revenue	29.3	0.5	29.8	18.8	0.1	18.9

Net service revenue	299.3	1.8	301.1	301.5	4.5	306.0
Episodic-based revenue growth (2)	(4%)		(6%)

Cost of service	174.8	1.1	175.9	164.1	3.1	167.2

Gross margin	124.5	0.7	125.2	137.4	1.4	138.8
Other operating expenses	77.3	0.8	78.1	76.1	2.9	79.0

Operating income before impairment (5)	$47.2	$(0.1)	$47.1	$61.3	$(1.5)	$59.8

Key Statistical Data:
Admissions:
Episodic-based	57,660	327	57,987	56,309	903	57,212
Non-episodic	15,539	31	15,570	10,802	128	10,930

Total admissions	73,199	358	73,557	67,111	1,031	68,142

Episodic-based admission growth (2)	2%		1%

Recertifications:
Episodic-based	40,385	149	40,534	42,757	570	43,327
Non-episodic	6,233	5	6,238	4,239	38	4,277

Total recertifications	46,618	154	46,772	46,996	608	47,604

Episodic-based recertification growth (2)	(6%)		(6%)

Completed Episodes:
Episodic-based	94,284	433	94,717	95,075	1,600	96,675

Visits:
Episodic-based	1,814,367	8,373	1,822,740	1,852,942	28,094	1,881,036
Non-episodic	297,766	758	298,524	201,889	1,778	203,667

Total visits	2,112,133	9,131	2,121,264	2,054,831	29,872	2,084,703

Cost per Visit	$82.72	$123.89	$82.90	$79.95	$100.30	$80.24

Average episodic-based revenue per completed episode (3)	$2,834	$3,002	$2,835	$2,972	$3,083	$2,974

Episodic-based visits per completed episode (4)	18.8	18.3	18.8	18.7	18.7	18.7

	For the Nine-Month Periods Ended September 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Episodic-based revenue	$820.4	$4.2	$824.6	$876.3	$16.6	$892.9
Non-episodic revenue	82.0	0.7	82.7	55.1	0.4	55.5

Net service revenue	902.4	4.9	907.3	931.4	17.0	948.4
Episodic-based revenue growth (2)	(6%)		(8%)

Cost of service	519.0	3.2	522.2	488.0	10.5	498.5

Gross margin	383.4	1.7	385.1	443.4	6.5	449.9
Other operating expenses	230.2	2.4	232.6	224.2	10.8	235.0

Operating income before impairment (5)	$153.2	$(0.7)	$152.5	$219.2	$(4.3)	$214.9

Key Statistical Data:
Admissions:
Episodic-based	175,843	1,086	176,929	172,880	3,634	176,514
Non-episodic	45,136	153	45,289	31,528	404	31,932

Total admissions	220,979	1,239	222,218	204,408	4,038	208,446

Episodic-based admission growth (2)	2%		0%

Recertifications:
Episodic-based	121,411	432	121,843	128,464	1,916	130,380
Non-episodic	16,489	35	16,524	12,782	116	12,898

Total recertifications	137,900	467	138,367	141,246	2,032	143,278

Episodic-based recertification growth (2)	(5%)		(7%)

Completed Episodes:
Episodic-based	284,497	1,239	285,736	288,432	5,860	294,292

Visits:
Episodic-based	5,549,303	27,158	5,576,461	5,589,759	104,520	5,694,279
Non-episodic	834,128	2,778	836,906	596,961	5,596	602,557

Total visits	6,383,431	29,936	6,413,367	6,186,720	110,116	6,296,836

Cost per Visit	$81.29	$108.19	$81.42	$78.89	$95.08	$79.17

Average episodic-based revenue per completed episode (3)	$2,849	$3,040	$2,849	$3,009	$3,121	$3,012

Episodic-based visits per completed episode (4)	18.9	18.0	18.9	18.7	18.8	18.7

(1)	Care centers for the prior period which are not considered same store care centers (i.e., care centers consolidated in prior period or unopened startups).
(2)	Episodic-based revenue, admissions or recertifications growth is the percent increase in our episodic-based revenue, admissions or recertifications for the period as a percent of the episodic-based revenue, admissions or recertifications of the prior period.
(3)	Average episodic-based revenue per completed episode is the average episodic-based revenue earned for each episodic-based completed episode of care.
(4)	Episodic-based visits per completed episode are the home health episodic-based visits on completed episodes divided by the home health episodic-based episodes completed during the period.
(5)	Operating loss of $514.3 million and $359.2 million on a GAAP basis for the three and nine-month periods ended September 30, 2011, respectively.

Supplemental Information—Hospice

	For the Three-Month Periods Ended September 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Medicare revenue	$67.6	$3.0	$70.6	$59.7	$0.7	$60.4
Non-Medicare revenue	3.8	0.1	3.9	3.9	—	3.9

Net service revenue	71.4	3.1	74.5	63.6	0.7	64.3
Medicare revenue growth (2)	13%		17%

Cost of service	36.1	2.1	38.2	34.3	0.6	34.9

Gross margin	35.3	1.0	36.3	29.3	0.1	29.4
Other operating expenses	14.5	1.2	15.7	12.6	0.7	13.3

Operating income	$20.8	$(0.2)	$20.6	$16.7	$(0.6)	$16.1

Key Statistical Data:
Hospice admits	4,479	227	4,706	4,537	52	4,589
Hospice days	494,570	21,983	516,553	444,126	4,785	448,911
Average daily census	5,376	239	5,615	4,827	52	4,879
Revenue per day	$144.27	$141.77	$144.17	$143.10	$149.13	$143.17
Cost of service per day	$72.96	$98.26	$74.03	$76.78	$127.13	$77.32
Average length of stay	88	57	87	86	98	86

	For the Nine-Month Periods Ended September 30,
	2012			2011
	Same Store	Start-ups/ Acquisitions	Total	Same Store	Other (1)	Total
Financial Information (in millions):
Medicare revenue	$162.4	$43.3	$205.7	$138.6	$1.6	$140.2
Non-Medicare revenue	9.6	2.3	11.9	9.3	0.1	9.4

Net service revenue	172.0	45.6	217.6	147.9	1.7	149.6
Medicare revenue growth (2)	17%		47%

Cost of service	86.8	25.9	112.7	78.7	1.6	80.3

Gross margin	85.2	19.7	104.9	69.2	0.1	69.3
Other operating expenses	33.6	10.3	43.9	28.7	2.1	30.8

Operating income	$51.6	$9.4	$61.0	$40.5	$(2.0)	$38.5

Key Statistical Data:
Hospice admits	11,623	2,876	14,499	11,305	149	11,454
Hospice days	1,216,117	272,911	1,489,028	1,058,966	12,109	1,071,075
Average daily census	4,438	996	5,434	3,879	44	3,923
Revenue per day	$141.42	$167.26	$146.16	$139.64	$141.51	$139.66
Cost of service per day	$71.24	$95.03	$75.59	$74.16	$133.97	$74.83
Average length of stay	92	88	91	86	77	86

(1)	Care centers for the prior period which are not considered same store care centers (i.e. care centers consolidated in prior period or unopened startups).
(2)	Medicare revenue growth is the percent increase in our Medicare revenue for the period as a percent of the Medicare revenue of the prior period.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED KEY STATISTICAL DATA AND

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands, except key statistical data)

(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2012	2011	2012	2011
Key Statistical Data:
General
Number of home health care centers	436	482	436	482
Number of hospice care centers	97	90	97	90
Number of care centers acquired (1)	5	—	11	22
Number of care centers opened as start-up locations (1)	1	2	3	10
Days revenue outstanding, net (2)	38.7	35.9	38.7	35.9

(1)	Includes both home health and hospice care centers.
(2)	Our calculation of days revenue outstanding, net at September 30, 2012 and 2011 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended September 30, 2012 and 2011, respectively.

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2012	2011	2012	2011
Net income (loss) from continuing operations attributable to Amedisys, Inc.	$9,963	$(422,240)	$24,442	$(382,384)
Add:
Provision for income taxes	3,049	(134,686)	13,411	(108,631)
Interest expense, net	1,972	2,169	6,006	6,468
Depreciation and amortization	9,963	9,659	29,922	28,389

EBITDA (1)	$24,947	$(545,098)	$73,781	$(456,158)

Add:
Goodwill and other intangibles impairment charge (2)	—	574,114	—	574,114

Adjusted EBITDA (3)	$24,947	$29,016	$73,781	$117,956

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2012	2011	2012	2011
Net income (loss) from continuing operations attributable to Amedisys, Inc.	$9,963	$(422,240)	$24,442	$(382,384)
Add:
Goodwill and other intangibles impairment charge (2)	—	434,566	—	434,566

Adjusted net income from continuing operations attributable to Amedisys, Inc. (4)	$9,963	$12,326	$24,442	$52,182

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2012	2011	2012	2011
Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	$0.33	$(14.68)	$0.81	$(13.38)
Add:
Goodwill and other intangibles impairment charge (2)	—	15.10	—	15.18

Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.33	$0.42	$0.81	$1.80

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	During the three and nine-month periods ended September 30, 2011, we recorded a $574.1 million charge for the impairment of goodwill and other intangibles.
(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization plus the goodwill and other intangibles impairment charge described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. plus the goodwill and other intangibles impairment charge described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share is defined as diluted earnings (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share plus the earnings per share effect of the goodwill and other intangibles impairment charge described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.